UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 7, 2004

                                  ADVOCAT INC.

             (Exact name of Registrant as specified in its charter)

         Delaware                      001-12996                62-1559667
------------------------------    ------------------     -----------------------
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)           Identification Number)

          277 Mallory Station Road, Suite 130 Franklin, Tennessee 37067

          -------------------------------------------------------------
                    (Address of principal executive offices)


                                 (615) 771-7575

                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not applicable

                                 ---------------
                         (Former name or former address,
                          if changed since last report)


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Item 5. Other Events.

On June 7, 2004, Advocat Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1. The press release announced that the Company is seeking immediate delisting from the Berlin Stock Exchange.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

        Number                                  Exhibit
      ----------                   ----------------------------------
         99.1                       Press Release dated June 7, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    ADVOCAT INC.



                                                    By: /s/ L. Glynn Riddle, Jr.
                                                        ------------------------
                                                        L. Glynn Riddle, Jr.
                                                        Chief Financial Officer

Date: June 7, 2004


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                                  Exhibit Index

   Exhibit No.
  -------------
      99.1               Press release dated June 7, 2004